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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549





                                   FORM 8-K




                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


                        Date of Report: March 30, 1998
                       (Date of earliest event reported)


                               KOO KOO ROO, INC.
            (exact name of registrant as specified in its charter)

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
            DELAWARE                         COMMISSION FILE:                                      22-3132583
  (State or other jurisdiction                   0-19548                              (I.R.S. Employer Identification No.)
       of incorporation or
          organization)
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                         11075 SANTA MONICA BOULEVARD
                                   SUITE 225
                        LOS ANGELES, CALIFORNIA  90025
         (Address of Principal executive offices, including zip code)



                                (310) 479-2080
             (Registrant's telephone number, including area code)




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ITEM 5.  OTHER EVENTS

     (a) On March 30, 1998, Koo Koo Roo, Inc. (the "Company") disseminated a press release, a copy of which is filed herewith as Exhibit 99.1 and incorporated herein by this reference.

     (b) Effective March 27, 1998, Mr. Alex Cappello resigned from the Company's Board of Directors. The Board of Directors is currently comprised of Lee A. Iacocca (Acting Chairman), A. William Allen, Robert F. Kautz, Mel Harris, and Don Wohl, with five of the ten seats on the Company's Board of Directors presently unfilled.

     (c) During the fourth quarter of 1997, the Company issued 3,034,029 shares of common stock, representing (i) 1,494,795 shares issued upon conversion of Series A Convertible Preferred Stock, (ii) 1,314,234 shares issued upon conversion of Series B Convertible Preferred Stock and (iii) 225,000 shares issued upon the exercise of outstanding options. The conversion of preferred stock was exempt from registration pursuant to Section 3(a)(9) under the Securities Act of 1933.

                                 *  *  *  *  *

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ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS.


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 EXHIBIT
   NO.                            DESCRIPTION
 -------                          -----------
  99.1                 Press Release dated March 30, 1998
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                                       3
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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized,


                               KOO KOO ROO, INC.



Date:  March 31, 1998          By /s/ Ronald D. Garber
                                  ---------------------------
                                  Name:   Ronald D. Garber
                                  Title:  Secretary

                                       4
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                                 EXHIBIT INDEX


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                                                           SEQUENTIALLY
EXHIBIT                                                      NUMBERED
  NO.                            DESCRIPTION                   PAGE
-------                          -----------                 --------
  99.1                           Press Release dated
                                 March 30, 1998
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